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[KPMG Peat Marwick LLP LETTERHEAD]

      P.O. Box 31002
      St. Petersburg, FL  33732




                        INDEPENDENT AUDITORS' CONSENT
                        -----------------------------


The Board of Directors
Echelon International Corporation:


We consent to the use of our reports included herein by reference.



/s/ KPMG Peat Marwick LLP


December 18, 1996